Exhibit 99.1

2015 NAPTP Investor Conference Orlando, Florida May 20-21, 2015

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “potential,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement. © Copyright 2015 Buckeye Partners, L.P. 2

INVESTMENT HIGHLIGHTS Diverse portfolio of assets built through acquisitions and internal investment that deliver stable financial results despite volatile commodity markets © Copyright 2015 Buckeye Partners, L.P. 3 Linden hub BORCO jetties Predominantly fee-based cash flows from our transportation, terminal throughput and storage activities Increased geographic and product diversity, including access to international logistics opportunities, broader product service capabilities and significant near-term growth projects, resulting from recent acquisitions Investment-grade credit rating with a conservative approach toward financing growth Nearly 130 years of continuous operations, with a nearly 30-year track record as a publicly traded MLP on the NYSE Paid cash distributions each quarter since formation in 1986 Lower cost of capital realized from elimination of GP IDRs; differentiation from many MLP peers Unique operating philosophy and culture More commercially focused, increased employee empowerment, more accountability and increased incentive pay for success Diverse asset base well positioned to generate exceptional financial returns for our unitholders

ORGANIZATIONAL OVERVIEW
Three Business Operating Units



Buckeye owns and operates a diversified network of integrated assets providing midstream logistic solutions

Domestic Pipelines & Terminals

One of the largest independent liquid petroleum products pipeline operators in the United States with pipelines located primarily in the Northeast and Midwest and liquid petroleum products terminals located throughout the United States

Global Marine Terminals

An integrated network of marine terminals located primarily in the East Coast and Gulf Coast regions of the U.S. and in the Caribbean

Buckeye Services

Merchant Services

Markets liquid petroleum products in areas served by Domestic Pipelines & Terminals and Global Marine Terminals

Development & Logistics

Operates or maintains pipelines and performs engineering and construction management services for third parties

LTM[(1)] Adjusted EBITDA


$510.2
$260.3
($2.8)
$20.2

Market and Financial Highlights

Market Data[(2)]	
Unit Price	$80.07
Market Capitalization	$10.2 billion
Yield	5.7%
Financial Data[(1)]	
Adjusted EBITDA	$787.9 million
Distribution per Unit (Annualized)	$4.60
Distribution Coverage Ratio	0.97x
Leverage Ratio	4.08x

BUCKEYE PARTNERS, L.P.

(1) LTM through March 31, 2015. See Non-GAAP Reconciliation.
(2) As of May 18, 2015.

© Copyright 2015 Buckeye Partners, L.P.

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PIPELINE AND TERMINAL SYSTEM MAP © Copyright 2015 Buckeye Partners, L.P. 5

DOMESTIC PIPELINES & TERMINALS OVERVIEW ~6,000 miles of pipeline with ~110 delivery locations More than 115 liquid petroleum product terminals ~55 million barrels of liquid petroleum product storage capacity Stable fee-based cash flows derived from throughput volumes, tariffs and terminalling and storage fees RECENT DEVELOPMENTS Successful open season offerings recently completed Michigan/Ohio expansion project facilitates west to east refined product movements Cross Town pipeline project expands delivery capabilities from our Chicago Complex Strong volumes and benefit of capital investments drove strong Q1 performance © Copyright 2015 Buckeye Partners, L.P. 6 Pipeline Throughput Volumes (bpd in thousands) Terminal Throughput Volumes (bpd in thousands) Refined petroleum storage tanks at our Macungie terminal in Pennsylvania LTM through March 31, 2015. 756.0 916.7 975.1 1,136.5 1,158.3 2011 2012 2013 2014 LTM (1) 1,358.1 1,385.6 1,426.4 1,422.2 1,448.6 2011 2012 2013 2014 LTM (1)

GLOBAL MARINE TERMINALS OVERVIEW © Copyright 2015 Buckeye Partners, L.P. 7 LTM(1) Leased Capacity LTM(1) Revenue Buckeye’s network of marine terminals facilitates global flows of liquid petroleum products and offers customers connectivity to some of the worlds most important bulk storage and blending hubs CARIBBEAN - BORCO, St. Lucia and Yabucoa ~41 million barrels of liquid petroleum product storage capacity Deep-water access and the ability to berth ULCCs and VLCCs in The Bahamas and St. Lucia Take or pay contracts along with capabilities for ancillary services such as berthing, blending, bunkering and transshipping NEW YORK HARBOR - Perth Amboy, Port Reading and Raritan Bay ~16 million barrels of liquid petroleum products storage capacity Deep-water ports Expanded Colonial pipeline and Buckeye interconnect pipeline to Buckeye Linden hub Ship, barge, truck, rail and pipeline transportation capabilities SOUTH TEXAS - Corpus Christi & Eagle Ford 2.5 million barrels of crude oil, condensate and naphtha storage currently in service Construction of splitter and additional storage nearing completion Three crude oil gathering stations in the Eagle Ford Deep water docks RECENT DEVELOPMENTS Successful execution of commercial initiatives reflected in 8% increase in capacity utilization over year-ago quarter Re-contracted significant capacity YTD at higher rates and longer terms Executing on a number of growth capital projects in the New York Harbor and Gulf Coast Supported by long-term customer commitments First phase of South Texas assets nearing completion State-of-the-art refrigerated LPG export terminal expected to be completed during Q3 50,000 bpd condensate splitter expected to be completed in late Q3 LTM through March 31, 2015. Represents the ratio of contracted capacity to capacity available to be contracted. Storage Utilization(2) 71% 6% 23% Storage (take or pay) Berthing Other Ancillary 26% 39% 35% Fuel Oil Crude Oil Refined Products 80% 85% 90% 95% 1Q14 2Q14 3Q14 4Q14 1Q15

BUCKEYE SERVICES OVERVIEW Merchant Services Provides valuable market insight and transparency to our logistics businesses Focuses on providing incremental product flow through Buckeye’s core assets Captures optionality in underutilized assets through limited and well-understood strategies with appropriate amounts of risk Contributed approximately $35 million in revenues to Buckeye’s logistics businesses during last twelve months RECENT DEVELOPMENTS Strong financial results despite volatility Strong rack margins driving solid financial results Improved inventory management processes reducing impact of deeply backwardated market Capturing benefit of structure in the market utilizing P&T unleased capacity. © Copyright 2015 Buckeye Partners, L.P. 8 Development & Logistics Operates or maintains third-party pipelines under agreements with major oil and gas, petrochemical and chemical companies Performs engineering and construction management services for third parties Potential for further growth: Exploring opportunities in NGL logistics Potential repurposing projects Development & Logistics

Buckeye’s business is predominantly fee-based; limiting impact of lower crude oil prices CRUDE OIL PRICING IMPACT AND DIVERSIFICATION © Copyright 2015 Buckeye Partners, L.P. 9 CRUDE OIL DIVERSIFICATION Chicago Complex Long-term storage and throughput agreement with construction of 1.1 million barrels of crude oil storage placed in service Q3 2014 Long-term crude oil storage, throughput and rail loading services agreement; rail operations began in Q4 2013 New York Harbor Perth crude oil by rail capability with outbound transportation options including ship, barge and rail Caribbean ~9 million barrels of crude oil storage at BORCO facility ~9 million barrels of crude oil storage at St. Lucia facility Project underway to convert fuel oil tanks to crude oil service at BORCO Corpus Christi When initial expansion is complete, 3.5 million barrels of crude oil, condensate and naphtha storage expected to be available at marine terminal CRUDE OIL PRICING IMPACT Certainty of cash flows despite uncertainty in crude oil markets Domestic crude oil business benefits from long-term contracts 100% of Trafigura field gathering terminals, splitter and associated storage under long-term “take or pay” contracts Upside to lower crude and refined product prices Contango markets, particularly Brent crude oil Increased demand for storage capacity, particularly GMT assets Opportunity to capture higher storage rates Creates opportunity in Merchant Services segment Increased volumes across our pipelines and terminals Adverse impact from lower crude and refined product prices Settlement revenues derived primarily from vapor recovery units Value of recovered product declines as refined product prices fall Butane blending revenues decline as butane-gasoline spread narrows

Transaction Overview Buckeye acquired 80% of the interests of a newly formed company, Buckeye Texas Partners (“BTP”), with Trafigura AG, a global leader in international commodities trading and logistics, in September 2014 for $860 million The assets of BTP will include a vertically integrated system of midstream assets strategically located in Corpus Christi, Texas and the Eagle Ford Shale Deep water, high volume marine petroleum products terminal Condensate splitter and refrigerated LPG storage and export complex Eagle Ford crude oil/condensate gathering facilities All assets are fully supported by 7-10 year minimum volume commitments and storage contracts Significant opportunity for additional infrastructure build-out to support expected growth in the Eagle Ford and Corpus Christi markets Buckeye is the operator of the assets © Copyright 2015 Buckeye Partners, L.P. 10 Texas Hub – Corpus Christi, TX Financial Benefits 100% fee-based take-or-pay cash flows Revenues are fully contracted for 7-10 year terms Attractive Adjusted EBITDA investment multiple Highly accretive to distributable cash flow per unit in 2016 Positions Buckeye for potential acceleration of distribution growth as first phase of expansion is completed BUCKEYE TEXAS PARTNERS ACQUISITION OVERVIEW

STRATEGIC RATIONALE AND ASSET OVERVIEW © Copyright 2015 Buckeye Partners, L.P. 11 Unique opportunity to acquire a midstream platform in the Gulf Coast with long-term committed revenues and significant opportunities for further growth Strategic Rationale Allows Buckeye to enter a strategic North American shale play, the Eagle Ford, and capitalize on growing production trends and strong macroeconomic fundamentals Potential for significant future growth through strategic partnership with Trafigura to support current and potential future growth capital projects with incremental long-term revenue commitments Allows Buckeye to operate in four North American energy hubs – Chicago, New York Harbor, the Caribbean and the Gulf Coast Enhanced scale, diversification, and growth for Buckeye as well as offering new opportunities to work with Trafigura to leverage Buckeye’s existing terminal assets to connect different product flows Asset Overview (1) Buckeye Texas Hub (“Texas Hub”) Deep water, high volume marine petroleum products export terminal 2.7 MMbbls of crude oil, condensate, naphtha and fuel oil storage Buckeye Texas Processing (“Texas Processing”) Condensate splitter with 1.8 MMbbls associated storage capacity 1.1 MMbbls of refrigerated/pressurized LPG storage capacity 0.3 MMbbls of additional condensate storage capacity Buckeye Field Services (“BFS”) Three crude oil and condensate gathering facilities in the Eagle Ford with associated storage and pipeline connectivity Upon completion of existing growth capital projects. Mexico Eagle Ford Shale Corpus Christi Houston Port Arthur Texas Hub/Processing Sweeny Galena Park Channelview Beaumont, TX Field Services

SYSTEM COMPLETION



Significant assets are in-service today with total expected investment of approximately $1.1 billion [(1)]
Including completion of the first phase of the expansion of the assets and system integration

Existing Assets Today

Texas Hub

- 1.2 MMbbls storage capacity (naphtha, crude oil)
- Deep-water docks capable of berthing three vessels and two barges simultaneously
- 20 LACT units and rail unloading

Texas Processing

- 0.9 MMbbls storage capacity (condensate)
- 6 LACT units

Buckeye Field Services

- All three crude oil and condensate gathering facilities operational with storage capability



Texas Processing Tank Construction – Corpus Christi, Texas

Additional Assets Currently Under Construction

Texas Hub

- Additional 1.7 MMbbls condensate storage expected to be in-service by Q1 2016, growing total capacity to 2.9 MMbbls

Texas Processing

- 2 x 25 Mbpd splitter; expected to be operational late Q3 2015
- 2.4 MMbbls additional storage capacity; expected to be placed in service by Q3 2015, growing total capacity to 3.3 MMbbls

Buckeye Field Services

- Additional George West storage and LACT units expected to be operational late 2015

Buckeye Texas Partners Product Mix[(2)]

In MMbbls



3.9
1.1
0.5
0.4
0.3
0.5
Crude / Condensate / Naphtha
Refrigerated/Pressurized LPG
C5+/Natural Gasoline
Fuel Oil
Distillate
Other

BUCKEYE PARTNERS, L.P.

(1) 100% basis for BTP.
(2) Capacity upon completion of existing capital projects.

© Copyright 2015 Buckeye Partners, L.P.

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GROWTH CAPITAL PROJECTS



Large capital projects drive meaningful incremental contributions to our growth…

DOMESTIC PIPELINES & TERMINALS PROJECTS

Open Season for Michigan/Ohio Expansion

- Expanded service to transport refined petroleum products west to east
- From supply locations in Michigan and Ohio to destination locations in Ohio and Western PA
- Expected to be completed late 2016

Chicago Complex

Hartsdale Crude Oil Tanks and Pipeline

- 1.1 million barrels of crude oil storage along with pipelines connections; completed in Q3 2014

Hartsdale/Hammond Crude Tank, Pipeline and Rail Capabilities

- Completed and placed in service late Q4 2013; rail continued to ramp up during 2014

GLOBAL MARINE TERMINALS PROJECTS

Texas Partners - Corpus Christi

Splitter

- Expected to be operational late Q3 2015

Storage

- 3.9 million barrels of additional storage expected to be operational late 2015

Perth Amboy

Rail Capability

- Rail services to allow handling of crude oil or condensate; completed in Q3 2014

High-Speed Pipeline

- 6-mile high-capacity pipeline connection between Perth Amboy and our Linden hub; completed in Q2 2014

Storage

- 1.1 million barrels of gasoline storage placed in service in conjunction with commissioning of the pipeline

…however, smaller capital projects remain critical to our success!

Significant portion of Domestic Pipelines & Terminals' Adj. EBITDA growth in recent past generated by smaller projects

- Commercial and operating teams successfully identified numerous small projects that, in aggregate, drove meaningful contribution
- Key drivers of smaller projects include adding new capabilities and improving customer service
  - Expanded refined product additive capabilities; debottlenecked truck rack traffic flow by adding and/or relocating loading arms
  - Improved inter-terminal connectivity through modifications or improvements to manifolds to increase storage capacity for different products within terminals
  - Increased throughput and efficiency by completing connections to additional terminals and expanding capacity through pump upgrades or utilization of drag reducing agents

BUCKEYE PARTNERS, L.P.

© Copyright 2015 Buckeye Partners, L.P.

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FINANCIAL OVERVIEW

FINANCIAL PERFORMANCE 15 Adjusted EBITDA (in millions)(1)(2) Cash Distributions per Unit – Declared(2) Cash Distribution Coverage Ratio(1)(2)(3) 2013 and 2014 amounts represent Adjusted EBITDA from continuing operations and exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2011 and 2012 Adjusted EBITDA amounts include the Natural Gas Storage business, which was previously reported as part of our continuing operations. LTM through March 31, 2015. See Non-GAAP Reconciliations. Distributable cash flow divided by cash distributions declared for the respective periods. Long-term debt less cash and cash equivalents divided by Adjusted EBITDA (adjusted for pro forma impacts of acquisitions); calculation as per BPL Credit Facility. Leverage Ratio(2)(4) © Copyright 2015 Buckeye Partners, L.P. $487.9 $559.5 $648.8 $763.6 $787.9 2013 2012 2011 2014 LTM 0.91x 1.04x 0.99x 0.96x 0.97x 2013 2012 2011 2014 LTM $4.075 $4.150 $4.275 $4.475 $4.525 2013 2011 2014 LTM 2012 4.55x 4.74x 4.20x 4.06x 4.08x 2013 2012 2011 2014 LTM

INVESTMENT SUMMARY Proven nearly 30-year track record as a publicly traded partnership through varying economic and commodity price cycles Stable fee-based cash flows derived from throughput volumes, tariffs and terminalling and storage fees Cash flows are predominantly fee-based; limiting impact of lower crude oil prices Management continues to drive operational excellence through our best practices initiative Both geographic and product diversity achieved through recent acquisitions and growth capital projects Joint venture with Trafigura in South Texas Hess terminals acquisition Perth Amboy terminal acquisition BORCO Chicago Complex Buckeye is well-positioned to deliver long-term value to unitholders © Copyright 2015 Buckeye Partners, L.P. 16 Storage tank BORCO tank farm

N NON-GAAP RECONCILIATIONS

NON-GAAP FINANCIAL MEASURES © Copyright 2015 Buckeye Partners, L.P. 18 Adjusted EBITDA and distributable cash flow are measures not defined by GAAP. Adjusted EBITDA is the primary measure used by our senior management, including our Chief Executive Officer, to (i) evaluate our consolidated operating performance and the operating performance of our business segments, (ii) allocate resources and capital to business segments, (iii) evaluate the viability of proposed projects, and (iv) determine overall rates of return on alternative investment opportunities. Distributable cash flow is another measure used by our senior management to provide a clearer picture of Buckeye’s cash available for distribution to its unitholders. Adjusted EBITDA and distributable cash flow eliminate (i) non-cash expenses, including, but not limited to, depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations, (ii) charges for obligations expected to be settled with the issuance of equity instruments, and (iii) items that are not indicative of our core operating performance results and business outlook. Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to income from continuing operations.

NON-GAAP RECONCILIATIONS
In millions, except coverage ratio



	2011	2012	2013	2014	LTM[3]
Adjusted EBITDA from continuing operations[1][2]:					
Pipelines & Terminals	$361.0	$409.5	$471.1	$511.4	$510.2
Global Marine Terminals	113.0	128.6	149.7	239.6	260.3
Merchant Services	1.8	1.1	12.6	(8.1)	(2.8)
Development and Logistics	7.9	13.2	15.4	20.7	20.2
Natural Gas Storage	4.2	7.1	-	-	-
Adjusted EBITDA from continuing operations	$487.9	$559.5	$648.8	$763.6	$787.9
Reconciliation of Income from continuing operations to Adjusted EBITDA and Distributable Cash Flow[1]:					
Income from continuing operations	$114.7	$230.5	$351.6	$334.5	$345.0
Less: Net income attributable to non-controlling interests	(6.2)	(4.1)	(4.2)	(1.9)	(0.4)
Income from continuing operations attributable to Buckeye Partners, L.P.	108.5	226.4	347.4	332.6	344.6
Add: Interest and debt expense	119.6	115.0	130.9	171.2	171.7
Income tax expense (benefit)	(0.2)	(0.7)	1.1	0.5	0.8
Depreciation and amortization	119.5	146.4	147.6	196.4	207.2
Deferred lease expense[1]	4.1	3.9	-	-	-
Non-cash unit-based compensation expense	9.1	19.5	21.0	21.0	22.9
Asset impairment expense	-	60.0	-	-	-
Goodwill impairment expense	169.6	-	-	-	-
Acquisition and transition expense	-	-	11.8	13.0	11.8
Litigation contingecy reserve	-	-	-	40.0	40.0
Less: Amortization of unfavorable storage contracts	(7.6)	(11.0)	(11.0)	(11.1)	(11.1)
Gain on sale of equity investment	(34.7)	-	-	-	-
Adjusted EBITDA from continuing operations	$487.9	$559.5	$648.8	$763.6	$787.9
Less: Interest and debt expense, excluding amortization of deferred financing costs, debt discounts and other	(111.9)	(111.5)	(122.4)	(156.7)	(155.9)
Income tax expense, excluding non-cash taxes	-	(1.1)	(0.7)	(0.7)	(1.0)
Maintenance capital expenditures	(57.5)	(54.4)	(71.5)	(79.4)	(80.2)
Distributable cash flow from continuing operations	$318.5	$392.5	$454.2	$526.8	$550.8
Distributions for coverage ratio[4]	$351.2	$376.2	$456.5	$550.0	$568.9
Coverage Ratio	**0.91x**	**1.04x**	**0.99x**	**0.96x**	**0.97x**

(1) 2013 and 2014 amounts exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2011 and 2012 Adjusted EBITDA amounts include the Natural Gas Storage business, which was previously reported as part of our continuing operations.
(2) Adjusted Segment EBITDA reflects adjustments to prior period information to conform to the current business segments as a result of changes to our operating structure in December 2013.
(3) LTM through March 31, 2015. See Non-GAAP Reconciliation.
(4) Represents cash distributions declared for limited partner units (LP units) outstanding as of each respective period.

BUCKEYE PARTNERS, L.P.
© Copyright 2015 Buckeye Partners, L.P.
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